UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2014

CANNABIS SCIENCE, INC.

(Exact name of registrant as specified in charter)

Nevada	000-28911	91-1869677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6946 N Academy Blvd, Suite B #254 Colorado Springs, CO	80918
(Address of principal executive offices)	(Zip Code)

1.888.889.0888

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01      Entry into a Material Definitive Agreement

On September 1, 2014, Cannabis Science, Inc.(the “Company”), entered into a Head of Joint Venture Viability and Operating Agreement (the “Agreement”) with Unistraw Holdings Pte. Ltd. (“Unistraw”).  The parties have entered into the Agreement in order to conduct a mutually beneficially cannabinoid-based food, nutraceutical and medical business.  The Company will own 50.5% of the Joint Venture and Unistraw will own 49.5%.

The foregoing description of the Agreement is qualified in its entirety by the provisions of the Agreement and additional terms and conditions can be found in the copy of the Agreement filed as Exhibit 10.1 hereto.

Item 9.01         Financial Statements And Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
10.1	Head of Joint Venture Viability and Operating Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS SCIENCE, INC.

Date: September 11, 2014	By:	/s/ Dr. Dorothy Bray
Dr. Dorothy Bray, President & C.E.O.